A new rule enacted by the Securities and Exchange Commission will require that funds with names that suggest a particular type of investment must invest at least 80% of their assets in the type of investment suggested by their name. Therefore, effective May 1, 2002, the following changes are being made to comply with this rule:


                     Supplement to the Current Prospectuses

MFS(R)JAPAN EQUITY FUND                    MFS(R)GLOBAL CONSERVATIVE EQUITY FUND
MFS(R)GEMINI LARGE CAP U.S. FUND           MFS(R)GEMINI U.K. FUND
MFS(R)HIGH INCOME ADVANTAGE FUND           MFS(R)INTERNATIONAL CORE EQUITY FUND
MFS(R)INTERNATIONAL ADR FUND               MFS(R)EUROPEAN EQUITY FUND
MFS(R)GLOBAL HEALTH SCIENCES FUND          MFS(R)LARGE CAP VALUE FUND

For each fund listed above, effective immediately, the percentage stated in the first sentence of the "Principal Investment Policies" section of the Risk Return Summary is changed from 65% of the fund's total assets to 80% of the fund's net assets.

In addition, for MFS High Yield Advantage Fund, the fund was formerly known as the MFS High Yield Fund.

In addition, for MFS Global Conservative Equity Fund, the following risk disclosure is hereby added to the section entitled "Principal Risks of an Investment":

          o Large Cap Companies Risk: Large cap companies tend to go in and out of favor based on market and economic conditions. Large cap companies tend to be less volatile than companies with smaller market capitalizations. In exchange for this potentially lower risk, the fund's value may not rise as much as the value of funds that emphasize smaller cap companies.


                   The date of this Supplement is May 1, 2002